SUBSIDIARY GUARANTY



         This continuing Subsidiary Guaranty ("Guaranty") is made as of November 27, 1996, by FIBERCORE GLASFASER JENA GMBH, a corporation incorporated under the laws of Germany ("Guarantor"), in favor of AMP INCORPORATED, a Pennsylvania corporation ("Lender").

                                    RECITALS

         A. Pursuant to that certain Term Loan Agreement dated of even date herewith (as the same may from time to time be amended, modified or supplemented, the "Loan Agreement") by and among FiberCore, Inc., a Nevada corporation ("Borrower") and Lender, Lender has agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Loan Agreement (collectively, the "Loan").

         B. Guarantor is a wholly-owned Subsidiary of Borrower and will obtain substantial direct and indirect benefit from the making of the Loan by Lender to Borrower.

         C. Lender is willing to make the Loan to Borrower on and after the date of the Loan Agreement, but only upon the condition, among others, that Guarantor shall have executed this Guaranty and delivered same to Lender.

         D. In order to induce, and in consideration of the agreement of Lender to make the Loan to Borrower, Guarantor is willing to execute and deliver this Guaranty guaranteeing the full payment and performance by Borrower of all of its Obligations under the Loan Agreement and each of the other Loan Documents (other than the Debt Conversion Agreement and the Convertible Debenture) (collectively, the "Loan Obligations").

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

         1. Definitions. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement. Guarantor hereby acknowledges having received a copy of the Loan Agreement.

         2. Guaranty.

                  2.1 Guaranty. In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the prompt and complete payment when due (whether by stated maturity, by acceleration or otherwise) of all of the Loan Obligations, together with the prompt payment of all expenses, including reasonable attorneys' fees, incidental to the collection of the Loan Obligations and the enforcement or protection of



                                       1.

Lender's security interest in the collateral described in the German Security Agreement (the "Collateral") and the prompt performance of all of Borrower's Loan Obligations. (The Loan Obligations and all other obligations and covenants to be performed by Guarantor under this Guaranty shall hereinafter be collectively referred to as the "Guaranty Obligations.")

                  2.2 Expenses. Guarantor agrees to pay all expenses incurred by Lender in connection with the enforcement of Lender's rights under this Guaranty, including, without limitation, reasonable attorneys' fees and legal expenses.

                  2.3 Joint and Several Liability. The obligations of Guarantor hereunder shall be joint and several with the obligations of any others who may execute any guaranty respecting the Loan Obligations, notwithstanding any relationship or contract of co-obligation by or among such guarantors. Lender's enforcement of the Guaranty Obligations is not conditioned upon Lender obtaining from any other person a guaranty of all or any part of the Loan Obligations.

                  2.4 Separate Obligations. The Guaranty Obligations of Guarantor arising hereunder are independent of and separate from any and all obligations of Borrower to Lender arising under the Loan Agreement and the other Loan Documents.

         3. Payments. All payments to be made by Guarantor to Lenders hereunder shall be made in lawful money of the United States of America, in immediately available funds, addressed to Lender at the address set forth in the Loan Agreement (or such other address as Lender may hereafter specify to the Guarantor) and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty.

         4. Absolute Guaranty. Guarantor agrees that the liability hereunder shall be the immediate and direct obligation of Guarantor and shall not be contingent upon Lender's exercise or enforcement of any remedy it may have against Borrower or any other person, or against the Collateral or any security for the Guaranty Obligations. To the fullest extent permitted by law and without limiting the generality of the foregoing, the Guaranty Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, any of the following events:

                  (a) Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of Borrower, Guarantor or any other guarantor of the Loan Obligations;

                  (b) Any limitation, discharge, or cessation of the liability of Borrower, Guarantor or any other guarantor for the Loan Obligations due to any statute, regulation, or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Loan Obligations or any other guaranty of the Loan Obligations;

                  (c) Any merger, acquisition, consolidation or change in structure of Borrower, Guarantor or any other guarantor of the Loan Obligations or any sale, lease, transfer, or other




                                       2.

disposition of any or all of the assets or shares of Borrower, Guarantor or any other guarantor of the Loan Obligations;

                  (d) Any assignment or other transfer, in whole or in part, of Lender's interests in and rights under this Guaranty, the Loan Agreement or any of the other Loan Documents, including, without limitation, Lender's right to receive payment or performance of the Loan Obligations or the Guaranty Obligations, as the case may be, or any assignment or other transfer, in whole or in part, of Lender's interest in and to the Collateral securing the Loan Obligations or any security for the Guaranty Obligations;

                  (e) Any claim, defense, counterclaim, or set-off, other than that of payment not yet being due or of prior performance, that Borrower, Guarantor or any other guarantor of the Loan Obligations may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Loan Obligations, the Collateral securing the Loan Obligations or any security for the Guaranty Obligations;

                  (f) Lender's amendment, modification, renewal, extension, renunciation or cancellation of any documents or agreements relating to the Loan Agreement, the Loan Obligations, the Collateral securing the Loan Obligations or any security for the Guaranty Obligations, or Lender's exchange, release, or waiver of any Collateral securing the Loan Obligations, or of any security for the Guaranty Obligations;

                  (g) Lender's exercise or nonexercise of any power, right or remedy with respect to the, the Collateral securing the Loan Obligations, the Guaranty Obligations or any security for the Guaranty Obligations, including, but not limited to, Lender's compromise, release, settlement or waiver with or of Borrower, Guarantor (except in its capacity as Guarantor respecting the Guaranty Obligations) or any other Person;

                  (h) Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Loan Obligations, the Collateral securing the Loan Obligations, the Guaranty Obligations or any security for the Guaranty Obligations; and

                  (i) Any impairment or invalidity of the Collateral securing the Loan Obligations or any security for the Guaranty Obligations, or any failure to perfect any of Lender's liens thereon or therein.

         5. Representations and Warranties. Guarantor hereby represents and warrants to Lender and agrees that each of said warranties and representations shall be deemed to survive until full and complete and indefeasible payment and performance of the Loan Obligations and shall apply anew to each borrowing under the Loan Agreement:

                  (a) Guarantor is a corporation duly organized and validly existing in good standing under the laws of Germany and is duly qualified and licensed as a foreign corporation, authorized to do business in each jurisdiction within the United States where its ownership of


                                       3.

property or conduct of business requires such qualification and the failure to so qualify would have a Material Adverse Effect, and in each jurisdiction within the United States where Guarantor maintains an office; Guarantor has the corporate power and authority, rights and franchises to own its property and assets and to carry on its business as now conducted; Guarantor has the corporate power and authority to execute, deliver and perform the terms of the Loan Documents to which it is a party and all other instruments and documents to which it is a party contemplated hereby or thereby.

                  (b) The execution, delivery and performance by Guarantor of this Guaranty (i) are within Guarantor's powers and have been duly authorized by all necessary action; (ii) do not contravene Guarantor's charter documents or any law or any contractual restriction binding on or affecting Guarantor or by which Guarantor's property may be affected; (iii) do not require any authorization or approval or other action by, or any notice to or filing with, any governmental authority or any other person under any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its property is bound except such as have been obtained or made; and (iv) do not, except as contemplated by the Loan Agreement or this Guaranty, result in the imposition or creation of any lien upon the property of Guarantor.

                  (c) This Guaranty and each of the Loan Documents to which Guarantor is a party constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally and by the application of general equitable principles.

                  (d) There are no material claims, actions, suits, proceedings or other litigation pending or, to the best of Guarantor's knowledge, after due inquiry, threatened against Guarantor or Borrower or any of their Subsidiaries at law or in equity before any governmental agency or, to the best of Guarantor's knowledge, after due inquiry, any material investigation by any governmental agency of Guarantor's or Borrower's or any of their Subsidiaries' affairs, Properties or assets. Guarantor does not have any contingent liabilities which would, if adversely determined, have a Material Adverse Effect and which are not provided for or disclosed in the financial statements delivered to Lender pursuant to the Loan Agreement.

                  (e) The Guaranty Obligations are not subject to any offset or defense against Lender or Borrower of any kind.

                  (f) The financial statements of Guarantor, as shown in the audited consolidated financial statements of Borrower, dated as of December 31, 1995 and the company prepared consolidated financial statements of Borrower dated as of September 30, 1996, copies of which have been furnished to Lender, fairly present in all material respects the financial position and results of operations for Guarantor for the periods purported to be covered thereby, all in



                                       4.

accordance with GAAP, and there has been no material adverse change in the financial position or operations of Guarantor since the date of such financial statements.

                  (g) The incurrence of Guaranty Obligations under this Guaranty will not cause Guarantor to (i) become insolvent; (ii) be left with unreasonably small capital for any business or transaction in which Guarantor is presently engaged or plans to be engaged; or (iii) be unable to pay its debts as such debts mature.

                  (h) All representations and warranties contained in this Guaranty shall be true, accurate and complete in all material respects at the time of Guarantor's execution of this Guaranty, and shall continue to be true, accurate and complete in all material respects until the Guaranty Obligations have been paid or otherwise satisfied in full.

         6. Independent Analysis. Guarantor acknowledges that it has, independently of and without reliance on Lender, made its own credit analysis of Borrower and the Collateral in which a security interest has been granted to Lender under the Loan Documents, performed its own legal review of this Guaranty, the Loan Documents and all related filings and is not relying on Lender with respect to any of the aforesaid items. Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition and the value of the Collateral and status of Lender's lien on such property. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor information or material with respect to Borrower or the Collateral acquired in the course of Lender's relationships to Borrower. Lender makes no representation, express or implied, with respect to the Collateral or its interest in, or the priority or perfection of its lien on the Collateral. Guarantor acknowledges that its obligation hereunder will not be affected by (a) Lender's failure properly to create a lien on the Collateral, or any of it, (b) Lender's failure to create or maintain a priority with respect to the lien created on the Collateral, or any of it or (c) any act or omission of Lender (whether negligent or otherwise) which adversely affects the value of the Collateral or Lender's lien thereon or the priority of such lien.

         7.       Events of Default.

                  7.1 Events of Default. It shall be an "Event of Default" hereunder upon the occurrence of any one or more of the following events:

                           (a) The  occurrence and  continuation  of an Event of
Default under and as defined in the Loan Agreement;

                           (b) Any  representation or warranty of Guarantor made
under this Guaranty or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made;



                                       5.

                           (c) Guarantor  fails or neglects to perform,  keep or
observe any covenant or provision of this Guaranty and the same has not been cured to Lender's satisfaction within twenty (20) days after Guarantor shall become aware thereof, whether by written notice from Lender or otherwise;

                           (d) The commencement by Guarantor of a voluntary case
under the United States or any foreign bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy, insolvency or similar law; or the consent by Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for Guarantor for any substantial part of its property; or the making by Guarantor of any assignment for the benefit of creditors; or any case or proceeding is commenced by Guarantor for its dissolution, liquidation or termination; or the taking of any action by or on behalf of Guarantor in furtherance of any of the foregoing; or

                           (e) (i) The filing of a petition  with a court having
jurisdiction over Guarantor to commence an involuntary case for Guarantor under the United States or any foreign bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal, state, or foreign bankruptcy, insolvency or similar law; or the appointment of a receiver, liquidator, assignee, custodian, trustee, agent, sequestrator or other similar official for Guarantor or for any substantial part of its property; or any substantial part of Guarantor's property is subject to any levy, execution, attachment, garnishment or temporary protective order; or the ordering of the dissolution, liquidation or winding up of Guarantor's affairs; and (ii) in each case set forth above, the failure to obtain the dismissal of such petition or appointment or the continuance of such decree or order unstayed and in effect, as the case may be, for a period of thirty (30) days from the date of such filing, appointment, or entry of such order or decree.

                  7.2 Acceleration of the Obligations. Upon and after an Event of Default hereunder, then and in either such event all or any part of the Loan Obligations may, at the option of Lender and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable.

         8. Continuing Guaranty. This Guaranty shall be a continuing guaranty and shall remain in effect until the Guaranty Obligations have been indefeasibly paid in full, and all Guaranty Obligations have been satisfactorily performed. Any other guarantors of all or any part of the Loan Obligations may be released without affecting the liability of Guarantor hereunder.

         9. Tolling of Statute of Limitations. Guarantor agrees that any payment or performance of any of the Loan Obligations or Guaranty Obligations or other acts which tolls any statute of limitations applicable to the Loan Obligations or the Guaranty Obligations shall also toll the statute of limitations applicable to Guarantor's liability under this Guaranty.

         10. Waivers. To the fullest extent permitted by law, Guarantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting Borrower's liability under the Loan Documents or the enforcement of this



                                       6.

Guaranty; (b) discharge due to any disability of Borrower; (c) any defenses of Borrower to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Lender which under the law has the effect of discharging Borrower from the Loan Obligations as to which this Guaranty is sought to be enforced; (d) the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower from any of the Loan Obligations by operation of law or otherwise; (e) except as otherwise provided herein, all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Loan Obligations; and (f) any requirement that Lender exhaust any right, power or remedy or proceed against Borrower or any other security for, or any other guarantor of, or any other party liable for, any of the Loan Obligations or any portion thereof. Guarantor specifically agrees that it shall not be necessary or required, and Guarantor shall not be entitled to require, that Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against Borrower, for the Loan Obligations; (ii) make any effort at collection or enforcement of the Loan Obligations from the Borrower, (iii) foreclose against or seek to realize upon the Collateral or any other security now or hereafter existing for the Loan Obligations, (iv) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other party liable for the Loan Obligations; (v) make any effort at collection of the Loan Obligations from any such party; (vi) exercise or assert any other right or remedy to which Lender are or may be entitled in connection with the Loan Obligations or any security or guaranty relating thereto or assert; or (vii) file any claim against assets of Borrower before or as a condition of enforcing the liability of Guarantor under this Guaranty.

         11. Reinstatement. Notwithstanding any provision of the Loan Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent that for any reason any payment by or on behalf of Borrower is rescinded, or must be otherwise restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Lender in its sole discretion; provided, however, that if Lender chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Lender from all costs and expenses (including, without limitation, reasonable attorneys' fees) of such litigation. To the extent any payment is rescinded or restored, the Guaranty Obligations shall be revived in full force and effect without reduction or discharge for that payment.

         12. No Waiver; Amendments. No failure on the part of Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor, Lender, and no consent or waiver hereunder shall be valid unless in writing and signed by Lender.



                                       7.

         13. Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Loan Obligations or the release of Guarantor (except in its capacity as Guarantor of Guaranty Obligations, by Lender) or discharge of Borrower or Guarantor from the performance of any of their respective obligations under the Loan Documents to which they are a party, shall release or discharge Guarantor from this Guaranty (except in its capacity as Guarantor of Guaranty Obligations).

         14. Notice. Except as otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered by hand, with receipt acknowledged, or sent by telex, telegraph, electronic facsimile transmission, overnight delivery, or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed to the addresses set forth on the signature pages hereto or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served when delivered by hand, when properly deposited in the mails postage prepaid, when sent by telex, answerback received, or electronic facsimile transmission, or when delivered to the telegraph company or overnight courier, addressed to the party entitled to receive same, at its address set forth on the signature pages hereto.

         15. Entire Agreement. This Guaranty and the other Loan Documents to which the Guarantor is a party constitute and contain the entire agreement of the parties with respect to the matters set forth therein, and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications among Guarantor, Lender, whether written or oral, respecting the subject matter hereof.

         16. Severability. If any provision of this Guaranty is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor, Lender to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible.

         17. Subordination of Indebtedness. Any indebtedness or other obligation of Borrower now or hereafter held by or owing to Guarantor is hereby subordinated in time and right of payment to all Obligations of Borrower to Lender, except as such indebtedness or other obligation is permitted to be paid under the Loan Agreement; and such indebtedness of Borrower to Guarantor is assigned to Lender as security for this Guaranty, and if an Event of Default has occurred and is continuing under the Loan Agreement and if Lender so requests shall be collected, enforced and received by Guarantor in trust for Lenders and to be paid over to Lender on account of the Obligations of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes now or hereafter evidencing such indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor hereby grants Lender a security interest in and to proceeds from any such notes. Guarantor shall, and Lender is hereby authorized to, in the name of Guarantor from time to time, execute and file financing



                                       8.

statements and continuation statements and execute such other documents and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

         18. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Guarantor (any such notice being expressly waived by Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by Lender or any of its affiliates to or for the credit of the account of Guarantor against the Guaranty Obligations of Guarantor to Lender now or hereafter existing irrespective of whether or not Lender shall have made any demand under this Guaranty, the Loan Agreement or any of the other Loan Documents and although such obligations may be unmatured. The rights of Lender under this Section 18 are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which Lender may have. Guarantor grants to Lender a security interest in any and all such deposit accounts as security for satisfaction of the foregoing obligations, provided that such security interest shall not preclude Guarantor from withdrawing funds in the ordinary course from any such account prior to the occurrence of an Event of Default.

         19. Successors and Assigns; Governing Law. This Guaranty shall be binding upon and inure to the benefit of Guarantor, Lender and their respective successors and assigns as permitted under Section 9.8 of the Loan Agreement, except that Guarantor may not assign its rights hereunder or any interest herein without the prior written consent of each Lender. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York as applied to contracts made and performed entirely within the State of New York by residents of such State.

         20. Indemnity. In addition to and without limiting or impairing in any manner whatsoever Guarantor's other obligations under this Guaranty, Guarantor agrees to indemnify Lender and each of Lender's Affiliates for, from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Guaranty), except claims, losses or liabilities resulting from such Lender's or Lender's Affiliate's gross negligence or willful misconduct.

         21. Waiver of Specific Rights. GUARANTOR HEREBY IRREVOCABLY WAIVES AND RELEASES TO THE EXTENT PERMITTED BY LAW:

                  (a) ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF BORROWER, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY SUCH PAYMENTS MADE OR OBLIGATIONS PERFORMED; AND




                                       9.

                  (b) ANY AND ALL RIGHTS THAT WOULD RESULT IN GUARANTOR BEING DEEMED A "CREDITOR", UNDER THE UNITED STATES BANKRUPTCY CODE, OF THE BORROWER OR ANY OTHER PERSON, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED BY GUARANTOR RELATING TO THIS GUARANTY.

                  (c) ANY CLAIM, RIGHT OR REMEDY WHICH GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST BORROWER THAT ARISES HEREUNDER AND/OR FROM THE PERFORMANCE BY ANY GUARANTOR HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION,
INDEMNIFICATION, OR PARTICIPATION IN ANY CLAIM, RIGHT OR REMEDY OF LENDER AGAINST BORROWER OR ANY SECURITY WHICH LENDER NOW HAVE OR HEREAFTER ACQUIRES, WHETHER OR NOT SUCH CLAIM, RIGHT OR REMEDY ARISES IN EQUITY, UNDER CONTRACT, BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

IF ANY AMOUNT SHALL BE PAID TO GUARANTOR IN VIOLATION OF THE PRECEDING SENTENCES AND THE GUARANTY OBLIGATIONS SHALL NOT HAVE BEEN PAID IN FULL, SUCH AMOUNT SHALL BE DEEMED TO HAVE BEEN PAID TO GUARANTOR FOR THE BENEFIT OF, AND HELD IN TRUST FOR THE BENEFIT OF, LENDER AND SHALL FORTHWITH BE PAID TO LENDER TO BE CREDITED AND APPLIED UPON THE GUARANTY OBLIGATIONS, WHETHER MATURED OR UNMATURED, IN ACCORDANCE WITH THE TERMS OF THE LOAN AGREEMENT.




                                      10.

         IN WITNESS WHEREOf, the parties hereto have executed and delivered this Guaranty as of the date first written above.

GUARANTOR:                                      FIBERCORE GLASFASER JENA GMBH

                                                By: /s/ Mohd Aslami
                                                    ----------------------------
                                                Name:   Mohd Aslami
                                                     ---------------------------
                                                Title:  Chairman and CEO
                                                      --------------------------




Accepted and Acknowledged by:

LENDER                                          AMP INCORPORATED

                                                By: /s/ James E. Marley
                                                    ----------------------------
                                                Name:   James E. Marley
                                                     ---------------------------
                                                Title: Chairman of the Board
                                                      --------------------------





                                      11.